THIRD AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated September 19, 2022, is entered into by and between NATURAL ALTERNATIVES INTERNATIONAL, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated May 24, 2021, as amended from time to time ("Credit Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

1. Section 1.1. (a) is hereby amended by deleting "May 24, 2024" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "May 23, 2025." Any promissory note delivered in connection with this Amendment shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement.

2. Section 5.2. is hereby deleted in its entirety, and the following substituted therefor:

"SECTION 5.2. CAPITAL EXPENDITURES. Make any additional investment in fixed or capital assets (including assets leased under capital leases, excluding real estate right of use assets) in excess of an aggregate of (i) $15,000,000.00 (excluding the purchase of 5928 Farnsworth Court) in fiscal year ending June 30, 2022, (ii) $25,000,000.00 in fiscal year ending June 30, 2023, and (iii) $7,500,000.00 in any fiscal year thereafter."

3. Section 5.3. is hereby deleted in its entirety, and the following substituted therefor:

"SECTION 5.3. OTHER INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except (a) the liabilities of Borrower to Bank, (b) any other liabilities of Borrower existing as of, and disclosed to Bank prior to, the date hereof, (c) liabilities obtained in NAI Europe not to exceed an aggregate of $1,000,000.00, and (d) additional indebtedness to Wells Fargo Equipment Finance which does not exceed $10,000,000.00 at any time outstanding."

4. The effective date of this Amendment shall be the date that all of the following conditions set forth in this Section have been satisfied, as determined by Bank and evidenced by Bank's system of record. Notwithstanding the occurrence of the effective date of this

Amendment, Bank shall not be obligated to extend credit under this Amendment or any other Loan Document until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction.

(a) Approval of Bank Counsel. All legal matters incidental to the effectiveness of this Amendment shall be satisfactory to Bank's counsel.

(b) Documentation. Bank shall have received, in form and substance satisfactory to Bank, each of the following, duly executed by all parties:

(i) This Amendment and each promissory note or other instrument or document required hereby.
(ii) Such other documents as Bank may require under any other Section of this Amendment.

(c) Regulatory and Compliance Requirements. All regulatory and compliance requirements, standards and processes shall be completed to the satisfaction of Bank.

5. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

6. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment and as of the date of Borrower's execution of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be effective as of the effective date set forth above.

NATURAL ALTERNATIVES INTERNATIONAL, INC.

By: ______________________
MICHAEL FORTIN,
CHIEF FINANCIAL OFFICER

By: ______________________
KENNETH E. WOLF,
PRESIDENT, SECRETARY

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: ______________________
DAVID A. DALSIMER,
VICE PRESIDENT